UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NOVAVAX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

20 Firstfield Road Gaithersburg, MD 20878 T 240-268-2000 F 240-268-2100 www.novavax.com Nasdaq: NVAX

April 1, 2019

Dear Novavax Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Novavax, Inc. (the “Company”) on May 8, 2019, beginning at 8:30 a.m., local time, at Novavax’s offices located at 21 Firstfield Road, Gaithersburg, Maryland 20878.

The only matter scheduled to be considered at the Special Meeting is a proposal to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio 1-for-20. The Board of Directors recommends the approval of the proposal being presented at the Special Meeting as being in the best interests of the Company and its stockholders.

Your vote is important, and we hope you will be able to attend the Special Meeting. You may vote over the Internet, by telephone, or, if you requested printed proxy materials, by mailing a proxy card or voting instruction form. Please review the instructions on each of your voting options described in this Proxy Statement. Also, please let us know if you plan to attend our Special Meeting by marking the appropriate box on the proxy card, if you requested printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

We look forward to seeing you there.

Very truly yours,

Stanley C. Erck
President and Chief Executive Officer

NOVAVAX, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2019

To the Stockholders of Novavax, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Novavax, Inc., a Delaware corporation (the “Company,” “Novavax,” “we,” or “us”), will be held on May 8, 2019 at 8:30 a.m., local time, at the Company’s offices located at 21 Firstfield Road, Gaithersburg, Maryland 20878, to consider and act upon the following matters:

1.	An amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-20; and

2.	Any other business properly brought before the Special Meeting.

The Board of Directors has fixed the close of business on March 25, 2019 (the “Record Date”) as the record date for determining stockholders of the Company entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

To attend the Special Meeting, you must show that you were a Company stockholder at the close of business on the Record Date or hold a valid proxy for the Special Meeting from such a stockholder. If you are not a stockholder of record but hold shares through a bank, broker, or other third party, you will need to bring proof of your beneficial ownership as of the Record Date, such as a brokerage account statement showing your ownership on that date or similar evidence of ownership.

By Order of the Board of Directors,

John A. Herrmann III
Senior Vice President, General Counsel and Corporate Secretary

Gaithersburg, Maryland

April 1, 2019

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY VOTE OVER THE INTERNET OR BY TELEPHONE AS PER THE INSTRUCTIONS ON THE ENCLOSED PROXY OR COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. POSTAGE IS NOT NEEDED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING

TO BE HELD ON MAY 8, 2019:

Notice of Special Meeting and Proxy Statement are available free of charge at
http://www.viewproxy.com/Novavax/2019SM

PROXY STATEMENT—TABLE OF CONTENTS

Novavax, Inc.

20 Firstfield Road

Gaithersburg, Maryland 20878

PROXY STATEMENT

For the Special Meeting of Stockholders

To Be Held on May 8, 2019

INFORMATION CONCERNING THE SPECIAL MEETING

This Proxy Statement (“Proxy Statement”) is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Novavax, Inc. (the “Company,” “Novavax,” “we,” or “us”) for use at a Special Meeting of Stockholders (the “Special Meeting”) on May 8, 2019, to vote on the following item: an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-20 (the “Amendment”) in order to give the Company greater flexibility in considering and planning for future potential business needs and to ensure that the Company satisfies the requirements for continued listing of shares of its common stock on the Nasdaq Global Select Market.

The changes to the Certificate of Incorporation that would be enacted if the Amendment is adopted are set forth in Appendix A to this Proxy Statement. If stockholder approval of the Amendment is obtained at the Special Meeting, the Amendment will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.

Why am I receiving these materials?

The Company has delivered these proxy materials to you in order to provide you with information regarding the matters on which you may vote at the Special Meeting. You are invited to attend the Special Meeting and are requested to vote on the proposal described in this Proxy Statement.

Can I access the materials on the Internet?

Yes, stockholders may access a copy of the materials included in this Proxy Statement via the Internet at www.AALVote.com/NVAXSM.

What is “householding” and how does it affect me?

The Company has adopted the process called “householding” for mailing meeting materials to stockholders who share the same address. Such stockholders will have received a notice from their bank, broker, or other holder of record, indicating that they will receive only one copy of this Proxy Statement.

If you own your shares through a bank, broker, or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement, either by contacting your bank, broker, or other holder of record at the telephone number or address provided in the above referenced Notice, or contacting Novavax by telephone at (240) 268-2000 or in writing to Novavax, Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank, or other record holder, and your account information.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will vote on the following matter:

•	To amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-20.

Novavax, Inc. │2019 Proxy Statement	2

Who is entitled to vote?

The only class of stock of the Company entitled to vote at the Special Meeting is its common stock. Only the record holders of shares of common stock at the close of business on the Record Date may vote at the Special Meeting. On the Record Date, there were 469,453,883 shares of common stock outstanding and entitled to be voted. Each share entitles the holder to one vote on each of the matters to be voted upon at the Special Meeting.

What is the quorum requirement for the Special Meeting?

The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Special Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Special Meeting and any officer entitled to preside at or to act as secretary of such meeting have the power to adjourn the Special Meeting until a quorum is present, without notice other than an announcement at the Special Meeting, so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Special Meeting as originally scheduled. Abstentions and broker non-votes will count in determining whether a quorum is present at the Special Meeting. A broker non-vote occurs when a broker or other nominee who holds shares represented by a proxy has not received voting instructions with respect to a particular item and does not have discretionary authority to vote such shares on the item.

How do I vote?

You may vote using any of the following methods:

•	Proxy card or voting instruction card. You may vote by filling out the proxy card or voting instruction form (if received by mail) and returning it in the envelope provided.

•	By telephone or the Internet. You may vote by calling 1-866-804-9616 or visiting the website www.AALVote.com/NVAXSM. The telephone and Internet voting procedures established by the Company for stockholders are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

•	In person at the Special Meeting. All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank, or nominee and present it to the inspector of election with your ballot when you vote at the meeting.

How can I attend the Special Meeting?

To attend the Special Meeting, you must demonstrate that you were a Novavax stockholder as of the close of business on March 25, 2019 or hold a valid proxy for the Special Meeting from such a stockholder. If you received your special meeting materials by mail, the proxy statement and proxy card from our board of directors were enclosed. If you received your special meeting materials via email, the email contained voting instructions and links to the proxy statement and the proxy card on the Internet, which are available at http://www.viewproxy.com/Novavax/2019SM. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via email unless you elect otherwise.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Novavax, Inc. │2019 Proxy Statement	3

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

How does discretionary voting authority apply?

All properly executed proxies will be voted in accordance with the instructions of the stockholder. If you are a stockholder of record and you sign and return a proxy card without giving specific instructions, then the persons named as proxy holders, Stanley C. Erck and John A. Herrmann III, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of The Nasdaq Stock Market LLC (“Nasdaq”) and the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, and the election of directors, even if they are not contested.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the proxy card or voting instruction form.

What are the Board’s recommendations?

Proposal	Board Recommendation
No. 1 – An Amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock	For

What is the voting requirement to approve the proposal?

Proposal	Vote Required	Broker Non-Votes	Abstentions	You May Vote
No. 1 – Amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock	Majority of Stock Outstanding and Entitled to Vote	Counted as Voting Against	Counted as Voting Against	FOR, AGAINST, ABSTAIN

Can I change my vote after I have voted?

Stockholders may revoke proxies at any time before they are exercised at the Special Meeting by (a) signing and submitting a later-dated proxy to the Corporate Secretary of the Company (the “Corporate Secretary”); (b) delivering written notice of revocation to the Corporate Secretary; or (c) voting in person at the Special Meeting. Attendance at the Special Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Special Meeting that the stockholder intends to revoke the stockholder’s proxy and vote in person.

Where can I find the voting results of the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the Special Meeting.

Novavax, Inc. │2019 Proxy Statement	4

Who bears the cost of solicitation of proxies?

The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers, and regular employees may, without additional remuneration, solicit proxies in person, by telephone, or by electronic transmission and/or facsimile transmission. The Company may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and will compensate such third parties for their efforts. The Company has retained Alliance Advisors, LLC., to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of expenses that are not expected to exceed $12,000 in the aggregate. The Company will also request brokerage houses, custodians, nominees and fiduciaries or other similar organizations to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses, custodians, nominees and fiduciaries or other similar organizations for their reasonable expenses in connection with this distribution.

Novavax, Inc. │2019 Proxy Statement	5

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK

The Board recommends that you approve the Amendment to Article Fourth of the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-20.

As of March 25, 2019, there were:

Number of Shares	Description
469,909,313	Shares of common stock issued
469,453,883	Shares of common stock outstanding
455,430	Shares held as treasury stock
69,665,057	Shares reserved for issuance under our existing equity compensation plans
58,453,200	Shares reserved for issuance upon conversion our outstanding convertible notes(1)
1,972,430	Remaining shares authorized for issuance

(1)	Reflects the maximum number of shares deliverable upon conversion of our outstanding convertible notes, after giving effect to the “make-whole” conversion premium applicable upon certain fundamental corporate transactions.

Purpose of the Amendment

The Board believes it is in the best interest of the Company to approve the Amendment to effect a reverse stock split of the Company’s issued and outstanding common stock to give the Company greater flexibility in considering and planning for future potential business needs. The reverse stock split will result in additional authorized and unissued shares becoming available for general corporate purposes as the Board may determine from time to time, including for use under its equity compensation plans.

The Board also believes the Amendment is necessary to ensure that we continue to satisfy the requirements for the continued listing of our common stock on the Nasdaq Global Select Market (“Nasdaq”), which we believe helps support and maintain stock liquidity and Company recognition for our stockholders. Companies listed on the Nasdaq, however, are subject to various rules and requirements imposed by Nasdaq which must be satisfied in order to continue having their stock listed on the exchange (these are called the Nasdaq’s continued listing standards). One of these standards is the “minimum bid price” requirement set forth in Marketplace Rule 5450(a)(1), which requires that the bid price of the stock of listed companies be at least $1.00 per share. A listed company risks being delisted and removed from the Nasdaq if the closing bid price of its stock remains below $1.00 per share for an extended period of time.

The closing bid price of our common stock has been below $1.00 per share since February 28, 2019. We believe a reverse stock split will result in a higher price per share for outstanding shares of our common stock, and therefor will allow us to maintain compliance with Nasdaq’s continued listing requirements. A reverse stock split by a publicly traded company generally reduces the number of shares outstanding while leaving the market capitalization of the company the same, which should increase the price per share of the company’s stock. After a reverse stock split, the enterprise value of a company is spread over fewer shares and so the per share price of the stock should be higher. Even if a reverse stock split is effected, the expected benefits discussed above may not be realized or maintained. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares of common stock outstanding.

With the exception of the Company’s routine practice of granting stock options, restricted stock units, and other stock-based awards to employees and, in certain instances, its consultants, the Company has no current specific plan, commitment, arrangement, understanding, or agreement regarding the issuance of additional shares of Common Stock resulting from the increase in the number of unissued shares available for issuance under our Certificate of Incorporation after giving effect to the proposed reverse stock split. Unless required by applicable law or stock exchange rules, no further vote of the stockholders will be required to issue such shares.

Novavax, Inc. │2019 Proxy Statement	6

Principal Effects of the Amendment

Effect Common Stock Capital Stock

The Amendment will not change the number of authorized shares of common stock or the relative voting power of our shareholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our common stock will materially increase and will be available for reissuance by the Company. The availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company. The reverse stock split, if effected, would affect all holders of our common stock uniformly. The Amendment will not affect the par value of our common stock, which will remain at $0.01.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. We do not intend for the reverse stock split to constitute, or be the first step in a series of plans or proposals for, a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act, and we will continue to be subject to the periodic reporting and other requirements of the Exchange Act after giving effect to the reverse stock split. Following the reverse stock split, we expect our common stock will continue to be listed on the Nasdaq under the symbol “NVAX,” although it will trade under a new CUSIP number.

Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional shares equal to the fair market value of such fractional shares, as determined in good faith by the Board.

Effect on Stock Options, Restricted Stock Units, and Preferred Stock

As of March 25, 2019, we had 58,540,029 shares subject to outstanding stock options and 2,964,591 shares subject to unvested restricted stock units (including performance-based units) outstanding under our stock incentive plans. Under our Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”), Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan” and together with the 2005 Plan, the “Stock Plans”) and Amended and Restated 2013 Employee Stock Purchase Plan (the “ESPP”), an appropriate adjustment to the share pools and awards granted under the Stock Plans and the ESPP must occur in the event of a reverse stock split. Accordingly, if the reverse stock split is effected, the number of shares available for issuance under our 2015 Plan and the ESPP, as well as any individual, per-participant and non-employee director limits, are expected to be proportionately adjusted to reflect the reverse stock split. The number of shares subject to any outstanding award under the Stock Plans or to any outstanding option under the ESPP, and the exercise price, grant price or purchase price relating to any such award under the Stock Plans or option under the ESPP, are also expected to be proportionately adjusted to reflect the reverse stock split. In addition, pursuant to the authority provided under the Stock Plans and the ESPP, the Company is authorized to effect any other changes necessary, desirable or appropriate to give effect to the reverse stock split, including any applicable technical, conforming changes to the Stock Plans and the ESPP.

For illustrative purposes only, if a 1-for-20 reverse stock split is effected, the 5,414,857 shares that remain available for issuance under the 2015 Plan as of March 25, 2019, are expected to be adjusted to 270,742 shares, subject to increase as awards outstanding under the 2015 Plan expire or are forfeited and revert to the share pool per the terms of the 2015 Plan. Further, for illustrative purposes only, if a 1-for-20 reverse stock split is effected, an outstanding stock option for 10,000 shares of common stock, exercisable at $2.30 per share, would be adjusted as a result of a 1-for-20 split ratio into an option exercisable for 500 shares of common stock at an exercise price of $46.00 per share. If a fractional share would result from any adjustment made to an outstanding award under the Stock Plans or the ESPP in connection with the reverse stock split, the fractional share will be disregarded and the number of shares underlying the outstanding award will be rounded down to the nearest whole share.

As of March 25, 2019, there were no shares of our preferred stock issued and outstanding. The Amendment will not affect the total authorized number of shares of our preferred stock or the par value of the preferred stock, which will remain at $0.01.

Novavax, Inc. │2019 Proxy Statement	7

Procedures for Effecting the Reverse Stock Split

If the Amendment is approved by the stockholders at the Special Meeting, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware to effect the Amendment as soon as practicable after the Special Meeting. The form of the Certificate of Amendment that would be enacted if the Amendment is adopted is set forth in Appendix A to this Proxy Statement.

If the Amendment is approved by our shareholders and the reverse stock split is implemented, each holder of our common stock will own a reduced number of shares of our common stock. The reverse stock split will be realized simultaneously and uniformly for all holders of our common stock and will not affect any stockholder’s percentage ownership interest in our Company.

Stockholders of Record

Our stockholders of record hold their shares in certificated form, direct registration system (“DRS”) form, book-entry form or some combination of certificated, DRS and book-entry form. If the reverse stock split is implemented, all stockholders of record will receive a transmittal letter from our transfer agent, Computershare Trust Company, who we expect to act as our exchange agent if the reverse stock split is implemented. The letter of transmittal will contain instructions on how to surrender your certificates, if any, representing your shares of our pre-split common stock to Computershare Trust Company, as well as certain other necessary information. Any expenses incurred by us with respect to the exchange of shares held of record, including but not limited to expenses arising from the exchange of shares held in DRS and book-entry form, will be borne by the Company.

Beneficial Owners of Shares Held in Street Name

Upon the effectiveness of the reverse stock split, shares held by stockholders in “street name,” through a bank, broker or other nominee, will be treated in the same manner as registered stockholders whose shares are registered in their names. However, these banks, brokers or other nominees may have different procedures than those that apply to registered stockholders for reflecting the reverse stock split in their records and distributing cash received in lieu of fractional share interests to the beneficial owners of such shares. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Discretionary Authority of the Board of Directors to Abandon Reverse Stock Split

The Board reserves the right to abandon the Amendment without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of Delaware of the Certificate of Amendment to the Company’s Certificate of Incorporation, even if the proposed Amendment has been authorized by our stockholders at the Special Meeting.

No Dissenter’s Rights

Neither Delaware law, the Company’s Certificate of Incorporation, nor the Company’s Amended and Restated By-Laws (“By-Laws”) provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, if the Amendment is authorized by our stockholders at the Special Meeting, our stockholders will have no right to dissent to the reverse stock split or obtain payment for their shares (other than with respect to fractional shares, as described above), and we will not independently provide stockholders with any such right.

Required Approval

The Amendment requires the approval of a majority of the shares outstanding entitled to vote thereon. You may vote for, against, or abstain on the Amendment. If you abstain from voting on the Amendment, your shares will not be counted as having been voted on that matter and will therefore have the same effect as a vote ‘against’ the Amendment, but will be counted as in attendance at the Special Meeting for purposes of establishing a quorum. Broker non-votes will have the effect of a negative vote.

Novavax, Inc. │2019 Proxy Statement	8

Board Recommendation

FOR PROPOSAL NO. 1, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF ISSUED AND OUTSTANDING COMMON STOCK.

Novavax, Inc. │2019 Proxy Statement	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 25, 2019, unless otherwise indicated, with respect to the beneficial ownership of our common stock by (i) each person (including any group) known to the Company to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each director of the Company, (iii) each of the named executive officers of the Company, as identified in the “Summary Compensation Table” of the Company’s proxy statement for the 2018 Annual Meeting, and (iv) all directors and executive officers of the Company as a group.

Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)	Percentage of Class Outstanding(3)
5% or Greater Stockholders
BlackRock, Inc.(4)	32,395,731	6.9
Directors and Named Executive Officers
Richard H. Douglas, Ph.D.(5)	920,000	*
Gary C. Evans(6)	661,979	*
Rachel K. King	─	*
Michael A. McManus, Jr. (7)	552,590	*
Rajiv I. Modi, Ph.D.(8)	2,500,000	*
James F. Young, Ph.D.(9)	1,065,000	*
Stanley C. Erck(10)	6,188,904	1.3
Gregory M. Glenn, M.D.(11)	1,749,042	*
John A. Herrmann III(12)	1,199,989	*
John J. Trizzino(13)	1,036,882	*
All directors and executive officers as a group (10 persons)(14)	15,874,386	3.3

*	Less than 1%.

(1)	Each beneficial owner named in the table above (except as otherwise indicated in the footnotes below) has an address in c/o Novavax, Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878.

(2)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of the Company’s common stock. Unless otherwise indicated, each beneficial owner named in the table has sole voting and investment power over the shares beneficially owned. With respect to each person or group, percentages are calculated based on the number of shares of common stock beneficially owned, including shares that may be acquired by such person or group within 60 days of March 25, 2019 upon the exercise of stock options, restricted stock units, warrants, or other purchase rights, but not the exercise of options, warrants, or other purchase rights held by any other person.

(3)	Percentages have been calculated based on 469,453,883 shares of the Company’s common stock outstanding as of March 25, 2019.

(4)	As reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G/A as filed on February 11, 2019. BlackRock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G). Beneficial ownership (and other information in this footnote) is as of December 31, 2018. BlackRock beneficially owns 32,395,731 shares of common stock, for which it has sole voting power with respect to 31,615,343 shares of common stock and sole dispositive power with respect to 32,395,731 shares of common stock. The principle office address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(5)	Includes 370,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

Novavax, Inc. │2019 Proxy Statement	10

(6)	Includes 340,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019. Also includes 4,000 shares owned of record by Gary Evans Custodian for Dustin Evans UTMA/TX and 4,000 shares owned of record by Gary Evans Custodian for Casey Evans UTMA/TX.

(7)	Includes 275,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

(8)	Consists of 2,500,000 shares owned by Satellite Overseas (Holdings) Limited, a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd. Dr. Modi is a managing director of Cadila Pharmaceuticals Ltd.

(9)	Consists solely of 1,065,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

(10)	Includes 5,860,625 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

(11)	Includes 1,675,656 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

(12)	Includes 1,192,917 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

(13)	Includes 897,917 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

(14)	Includes 11,677,115 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 25, 2019.

Novavax, Inc. │2019 Proxy Statement	11

ADDITIONAL INFORMATION

Stockholder Proposals for the Next Annual Meeting

Stockholder proposals for inclusion in the Company’s 2019 annual proxy statement: Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) should follow the procedures prescribed in Rule 14a-8 under the Exchange Act and the Company’s By-laws. Those procedures require that the Company receive a stockholder proposal in writing at the Company’s principal executive offices no later than April 15, 2019. If the date of the Annual Meeting is changed by more than 30 days from the anniversary date of last year’s annual meeting (June 14, 2018), then the deadline is the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

Other stockholder proposals: Under the Company’s By-Laws, stockholders who wish to include a proposal in the Annual Meeting (but do not wish to include such proposal in the Company’s proxy materials) must give the Company timely written notice. To be timely, the Company’s By-Laws provide that such notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of last year’s annual meeting (June 14, 2019); provided, however, in the event that the date of the meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

In addition to being timely, any such notice must include the following information regarding each matter the stockholder proposes to bring before the Annual Meeting:

•	a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting;

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business;

•	the number of shares of capital stock and other securities of the Company which are beneficially owned by the stockholder and each Stockholder Associated Person;

•	any derivative positions held of record or beneficially by the stockholder and any Stockholder Associated Person (defined below) and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such stockholder or any Stockholder Associated Person with respect to the Company’s securities; and

•	any material interest of the stockholder or any Stockholder Associated Person in such proposal.

For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.

Director nomination procedures: Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the By-Laws. A stockholder must notify the Company in writing, by notice delivered to the attention of the Corporate Secretary at the address of the Company’s principal executive offices, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the anniversary date of last year’s annual meeting (June 14, 2019); provided, however, that in the event that the date of the current year’s Annual Meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

Novavax, Inc. │2019 Proxy Statement	12

The notice must set forth as to each proposed nominee:

•	name, age, business and residence address;

•	his or her principal occupation or employment;

•	the class and number of shares of capital stock and other securities of the Company, if any, which are beneficially owned by such nominee and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person with respect to the Company’s securities; and

•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations, or is otherwise required, in each case pursuant to applicable law.

The notice must also set forth with respect to the stockholder giving the notice and each Stockholder Associated Person:

•	the name and address, as they appear on the Company’s books, of such stockholder;

•	a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and each Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand; the class and number of shares of capital stock and other securities of the Company that are owned by such person; and

•	any derivative positions held of record or beneficially by such person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person, with respect to the Company’s securities.

In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Company, and such completed questionnaire shall be submitted promptly, and in any event within ten days, after the Company provides the form of such questionnaire. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director. Nominations received through this process will be forwarded to the Nominating and Corporate Governance Committee for review.

Other Matters

The Board knows of no other matters which will be presented for consideration at the Special Meeting. If any other business should come before the Special Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

* * *

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, OR VOTE OVER THE INTERNET OR TELEPHONE AS DESCRIBED THEREIN. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING, AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

Novavax, Inc. │2019 Proxy Statement	13

By the Order of the Board of Directors

John A. Herrmann III
Senior Vice President, General Counsel and Corporate Secretary

April 1, 2019

Novavax, Inc. │2019 Proxy Statement	14

APPENDIX A

Proposed Certificate of Amendment

to the

Second Amended and Restated

Certificate of Incorporation

of

Novavax, Inc.

Novavax, Inc. (the “Corporation”), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: This Certificate of Amendment (the “Certificate”) amends the provisions of the Second Amended and Restated Certificate of Incorporation of Novavax, Inc. (the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware.

SECOND: The first paragraph of Article FOURTH of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“That, effective upon the filing of this Certificate with the Secretary of State of Delaware (the “Effective Time”), every twenty shares of the Corporation’s common stock, $0.01 par value per share (“Common Stock”), issued and outstanding prior to the Effective Time, without further action, will be combined into and automatically become one share of issued and outstanding Common Stock of the Corporation (such reclassification and combination of shares, the “Reverse Stock Split”). The Corporation will not issue fractional shares on account of the Reverse Stock Split; all shares that are held by a stockholder as of the Effective Time shall be aggregated and each fractional share resulting from the Reverse Stock Split shall be entitled to receive an amount in cash equal to the fair market value of such fractional share as of the Effective Time, as determined in good faith by the Board of Directors. The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) six hundred million (600,000,000) shares of Common Stock, $0.01 par value per share, and (ii) two million (2,000,000) shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), which may be issued from time to time in one or more series as set forth in Part B of this Article FOURTH.”

THIRD: This Certificate was duly adopted in accordance with Section 242 of the DGCL.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed as of the date first set forth above.

NOVAVAX, INC.

By:
Stanley C. Erck
President and Chief Executive Officer

Novavax, Inc. │2019 Proxy Statement	A-1

PROXY NOVAVAX, INC. Special Meeting of Stockholders - May 8, 2019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of Novavax, Inc. hereby appoints Stanley C. Erck and John A. Herrmann III and each of them, attorneys, agents and proxies, with the power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of Novavax, Inc., to be held at the Company’s facility located at 21 First field Road, Gaithersburg, Maryland 20878 on Wednesday, May 8, 2019 at 8:30 a.m., local time, and at any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO OF 1-FOR-20; If you vote by telephone or the Internet, please DO NOT mail back this proxy card. (Continued, and to be marked, dated and signed, on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 8, 2019. The Company’s Proxy Statement for the 2019 Special Meeting of Stockholders is available at: http://www.viewproxy.com/Novavax/2019SM

The Board of Directors recommends a vote FOR Proposal 1. 1. An amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-20; FOR AGAINST ABSTAIN Please mark your votes like this I plan on attending the meeting NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature Signature (if held jointly) Date: , 2019 CONTROL NUMBER DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/NVAXSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.